                                                                    Exhibit 10.6


                           AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT dated as of February 3, 2001 is entered between SILICON VALLEY BANK and BANK OF HAWAII, on the one side, CYMER, INC. and CYMER JAPAN, INC., on the other side.

         The Parties agree to amend the Loan Agreement between them, dated December 8, 1997, as amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof, unless otherwise stated below. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. REVISED DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by replacing the definition "Revolving Maturity DAte" with the following:

         ""Revolving Maturity Date" means March 16, 2001, as such date may from time to time be extended by lenders in their sole discretion pursuant to this agreement."

         2. MODIFICATION FEE. Borrower shall pay to the Lenders a fee of $6,250 in connection herewith, which shall be in addition to interest and to all other amounts payable under the Loan Agreement; such fee shall be refundable to the Borrower if the Borrower enters into definitive loan documents with the Lenders pursuant to the loan proposal dated January 31, 2001.

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and the Borrower, and the other written documents and agreements between Bank and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement and Consent may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.


CYMER, INC.                              SILICON VALLEY BANK


BY  /s/ Nancy J. Baker                   By /s/ Raquel Cunningham
   ---------------------------             ---------------------------
   President or Vice President           Title  Vice President
                                              ------------------------


CYMER JAPAN, INC.                        BANK OF HAWAII


BY  /s/ William A. Angus, III            By /s/ Joji Seta
   ---------------------------             ---------------------------
           Director                      Title  Senior Vice President
                                              ------------------------